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                                                                    EXHIBIT 10.3

                                                            AMENDED AND RESTATED
                                                         AS OF FEBRUARY 28, 1997

                 AMENDED AND RESTATED FORRESTER RESEARCH, INC.
                           1996 EQUITY INCENTIVE PLAN

     1. Purpose. The purpose of the Amended and Restated Forrester Research, Inc. 1996 Equity Incentive Plan (the "Plan") is to secure for Forrester Research, Inc. (the "Company") the benefits of the additional incentive inherent in the ownership of the Company's Common Stock, par value $.01 per share (the "Common Stock"), by officers, directors, and selected key employees of the Company or its subsidiaries and other persons who are important to the success and growth of the business of the Company, and to help the Company and its subsidiaries secure and retain the services of such key persons. Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of section 422A of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "non-qualified stock options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in section 424(f) of the Code.

     2. The Committee.

     2.1. Administration. The Plan shall be administered by a committee (the "Committee") appointed by the Board of Directors of the Company (the "Board"). Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by the Board; and any vacancy on the Committee, whether due to action of the Board or due to any other cause, shall be filled by resolution adopted by the Board. For purposes of awards that do not exceed 15,000 shares of Common Stock made to persons who are not Officers of the Company, as that term is defined in Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended, unless otherwise determined by the Board of Directors the duties of the Committee shall be delegated to the Chief Executive Officer, so long as he or she is a director.

     2.2. Procedures. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the administration of the Plan.

     2.3. Interpretation. The Committee shall have full power and authority to interpret the provisions of the Plan, and its decisions shall be final and binding on all interested parties.

     3. Shares Subject to Awards.

     3.1. Number of Shares. Subject to the provisions of Paragraph 13 hereof (relating to adjustments upon changes in capitalization), the aggregate number of shares of Common Stock which may be issued under options exercised under the Plan or otherwise awarded under the Plan shall not exceed 2,750,000. If, and to the extent, that options granted under the Plan terminate, expire, or are canceled without having been exercised, or shares of restricted stock are forfeited, new awards may be granted under the Plan with respect to the shares of Common Stock covered by such terminated, expired, canceled, or forfeited awards; provided that the granting and terms of such new awards shall in all respects comply with the provisions of the Plan.

     3.2. Character of Shares. Shares of Common Stock delivered under the Plan may be authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both.

     3.3. Reservation of Shares. There shall be reserved at all times for award under the Plan an aggregate number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan, less the number of shares which have been awarded as Restricted Stock and purchased pursuant to stock options granted under the Plan.



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     4. Grant of Awards. The Committee shall determine, within the limitations of the Plan, the persons to whom awards are to be granted, the number of shares covered by such awards, and, in the case of options, the option price, and shall designate options at the time of grant as either "incentive stock options" or "non-qualified options." In determining the persons to whom awards shall be granted and the number of shares to be covered by each such grant, the Committee shall take into consideration such person's present and potential contribution to the success of the Company and subsidiaries as the case may be, and such other factors as the Committee may deem proper and relevant. Each award granted under the Plan shall be evidenced by a written agreement between the Company and the grantee thereof in such form, not inconsistent with the provisions of the Plan, or with section 422A of the Code for incentive stock options, as the Committee shall provide.

     5. Eligibility.

     5.1. Persons Eligible. Incentive stock options may be granted under the Plan to any key employee or any officer of the Company or any of its subsidiaries, and non-qualified options and restricted stock awards may be granted under the Plan to any key employee or any officer or director of, or consultant or advisor to, the Company or any of its subsidiaries.

     5.2. Ten Percent Stockholders. No incentive stock option may be granted under the Plan to any person who owns, directly or indirectly (within the meaning of sections 422A(b)(6) and 425(d) of the Code), at the time the stock option is granted, stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries, unless the option price is at least 110% of the "Fair Market Value" (as defined below) of the shares subject to the option determined on the date of the grant, and the option by its terms is not exercisable after the expiration of five years from the date such option is granted.

     5.3. Participants. An individual receiving any award under the Plan is hereinafter referred to as a "participant." Any reference herein to the employment of a participant by the Company shall include his or her employment by the Company or any of its subsidiaries and may, in the Committee's discretion, include continued services as a director or consultant.

     6. Option Price. Subject to Paragraphs 5 and 13 herein, the option price of each share of Common Stock purchasable under any stock option granted under the Plan shall be not less than the par value of such share of Common Stock at the time the option is granted. The option price of an option issued in a transaction described in section 424(a) of the Code shall be an amount which conforms to the requirements of that section and the regulations thereunder.

     The "Fair Market Value" of a share of Common Stock as of a specified date shall mean the average of the high and low sale prices of a share of Common Stock on the principal securities exchange or market on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day; or if sale prices for the shares are not publicly quoted, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined.

     If the shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion. In no case shall Fair Market Value be less than the par value of a share of Common Stock.

     7. Expiration and Termination of the Plan. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan as set forth in Paragraph 15 herein (the "Expiration Date"), on which date the Plan will expire except as to awards then outstanding under the Plan. Such outstanding awards shall remain in effect until they have been exercised, terminated, or have expired. The Plan may be terminated, modified, or amended by the Board at any time on or prior to the Expiration Date, except with respect to any awards then outstanding under the Plan.



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     8. Exercisability and Duration of Options.

     8 1. Determination of the Committee; Acceleration. Each option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may provide. Subsequent to the grant of an option which is not immediately vested or exercisable in full, the Committee, at any time before complete termination of such option, may accelerate the time or times at which such option may vest or may be exercised in whole or in part.

     8.2. Automatic Termination of Options. Unless the Committee determines otherwise, either at the time of grant or thereafter, any portion of an option that has not vested on the date a participant's employment with the Company or its subsidiaries terminates shall automatically be canceled. Unless the Committee determines otherwise, either at the time of grant or thereafter, the unexercised portion of any option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

     (a) The expiration of 10 years from the date on which such option was granted, except as otherwise provided in Paragraph 5.2 hereof;

     (b) The expiration of three months from the date of termination of the participant's employment by the Company or any of its subsidiaries, as the case may be (other than a termination described in subparagraph (c), (d), or (e) below); provided that if the participant shall die during such three-month period, the time of termination of the unexercised portion of any such option shall be determined under the provisions of subparagraph (d) below;

     (c) The expiration of one year from the date of termination of the participant's employment due to permanent and total disability within the meaning of section 22(e)(3) of the Code (other than a termination described in subparagraph (e) below);

     (d) The expiration of six months following the issuance of letters testamentary or letters of administration to the executor or administrator of a deceased participant if the participant's death occurs either during his employment or during the three-month period following the date of termination of such employment (other than a termination described in subparagraph (e) below), but in no event later than one year after the participant's death; or

     (e) The termination of the participant's employment by the Company or any of its subsidiaries, as the case may be, if such termination constitutes or is attributable to a breach by the participant of an employment agreement with the Company or any of its subsidiaries, as the case may be, or if the participant is discharged for cause. The Committee shall have the right to determine whether the participant has been discharged for breach or for cause and the date of such discharge, and such determination of the Committee shall be final and conclusive.

     9. Exercise of Option.

     9.1. Exercise. Options granted under the Plan shall be exercised by the participant (or by his or her executors or administrators, as provided in Paragraph 10 hereof) as to all or part of the shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of shares to be purchased, accompanied by payment of the full purchase price for the shares being purchased. Payment of such purchase price shall be made (a) by check payable to the Company, or (b) if so permitted by the Committee (i) through the delivery of shares of Common Stock (which, in the case of Common Stock acquired from the Company, shall have been held for at least six months prior to delivery) having a Fair Market Value on the last business day preceding the date of exercise equal to the purchase price or (ii) by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Committee or (iii) at such time as the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (iv) by any combination of the permissible forms of payment. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. No participant or other person exercising

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an option shall have any of the rights of a stockholder of the Company with respect to shares subject to an option granted under the Plan until certificates for such shares shall have been issued following the exercise of such option as the case may be. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance. In no event may any option granted hereunder be exercised for a fraction of a share.

     9.2. Tax Withholding.

     (a) Payment. The Company shall notify a participant of any income tax withholding requirements arising as a result of the exercise of a stock option or the vesting of restricted stock. The Company shall have the right to require the participant to pay such withholding taxes. At the election of the participant, payment of such withholding taxes may be made in either of the following two ways:

     (i) Cash. Such payment may be made in cash, through withholding from the participant's salary or otherwise; or

     (ii) Common Stock. Subject to the approval of the Committee, such payment may be made in whole or in part, in shares of Common Stock.

     (b) Payment in Shares of Common Stock. Payment of withholding taxes in shares of Common Stock may be made in any of the following two ways, at the election of the participant subject to the approval of the Committee, or by a combination of any of such ways:

     (i) Surrender of Options. A participant may have shares withheld from shares otherwise issuable to him in connection with the exercise of a stock option; or

     (ii) Tender Back of Shares. A participant may tender shares to the Company from shares owned by such participant and acquired other than in connection with the award that gave rise to the tax withholding.

     (c) Valuation. Shares so withheld, delivered, or tendered back shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date"). The tax withholding obligations that may be paid by such withholding of shares otherwise issuable in connection with a stock option, or the delivery of shares held by such participant for less than six months, may not exceed the minimum withholding requirements imposed by law. The tax withholding obligations that may be paid by the tender back of shares held by the participant for six months or longer may exceed the participant's tax obligations associated with the transaction, including any related FICA obligations, determined based upon the participant's maximum marginal tax rate.

     (d) Election. A participant's election to have withheld shares of Common Stock that are otherwise issuable or to tender back shares, shall be in writing, shall be irrevocable, and shall be delivered to the Company prior to the Tax Date. Such election shall be subject to the approval of the Committee.

     9.3 Restrictions on Delivery of Shares. Each award under the Plan is subject to the conditions that if at any time the Committee, in its discretion, shall determine that the listing, registration, or qualification of the shares covered by such award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such award or the purchase or delivery of shares thereunder, the delivery of any or all such shares may be withheld unless and until such listing, registration or qualification shall have been effected. The Committee may require, as a condition to the issuance of any shares, that the participant represent, in writing, that the shares received are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel satisfactory to the Company that such disposition is exempt from such requirement under the Securities Act of 1933. The Company may endorse on certificates representing shares issued, such legends referring to the foregoing representations or any applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

     10. Non-Transferability of Options. Unless the Committee otherwise determines, no option granted under the Plan or any right evidenced thereby shall be transferable by the participant other than by will or by the laws of descent and


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distribution, and an option may be exercised, during the lifetime of a participant, only by such participant. In the event of a participant's death during his or her employment by the Company or any of its subsidiaries as the case may be, or during the three-month period following the date of termination of such employment, his or her option shall thereafter be exercisable, during the period specified in Paragraph 8.2(d) hereof, by his or her executors or administrators.

     11. Right to Terminate Employment. Nothing in the Plan, or in any award made under the Plan, shall confer upon any participant the right to continue in the employment of the Company, or any of its subsidiaries, as the case may be, or affect the right of the Company, or any of its subsidiaries, as the case may be, to terminate such participant's employment at any time, subject, however, to the provisions of any agreement of employment between such participant and the Company, or any of its subsidiaries, as the case may be.

     12. Restricted and Unrestricted Stock.

     12.1 Nature of Restricted Stock Award. A Restricted Stock Award entitles the recipient to acquire, for a purchase price to be specified by the Committee but in no event less than par value, shares of Common Stock subject to the restrictions described in Paragraph 12.4 below ("Restricted Stock").

     12.2 Acceptance of Award. A participant who is granted a Restricted Stock Award will have no rights with respect to such Restricted Stock Award unless the participant accepts the Restricted Stock Award by written instrument delivered or mailed to the Company accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Restricted Stock Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

     12.3 Rights as a Stockholder. A participant who receives a Restricted Stock Award will have all the rights of a stockholder with respect to the Common Stock, including voting and dividend rights, subject to the restrictions described in Paragraph 12.4 below and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

     12.4 Restrictions. Except as otherwise specifically provided by the Committee, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the participant ceases to be an employee of the Company or any of it subsidiaries for any reason, must be offered to the Company for purchase for the amount of cash paid for the Restricted Stock, or forfeited to the Company if no cash was paid. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify. Upon lapse of all restrictions, Restricted Stock will cease to be restricted for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

     12.5 Notice of Election. Any participant making an election under section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Company within 10 days of the filing of such election with the Internal Revenue Service.

     12.6 Unrestricted Stock. The Committee may, in its sole discretion, approve the sale to any participant of shares of Common Stock free of restrictions under the Plan for a price which is not less than the par value of the Common Stock.

     13. Recapitalizations, Reorganizations, and the Like.

     13.1 Adjustment Upon Changes in Capitalization, etc. In the event of any stock split, stock dividend, reclassification, or recapitalization which changes the character or amount of the Company's outstanding Common Stock while any portion of any option theretofore granted under the Plan is outstanding but unexercised, the Committee shall make such adjustments in the character and number of shares subject to such options and in the option price, as shall be equitable and appropriate in order to make the option, as nearly as may be practicable, equivalent to such option immediately prior to such change; provided, however, that no such adjustment shall give any participant any additional benefits under his or her option; and provided further, that, with respect to any outstanding incentive stock option, if any such adjustment is made by reason of a transaction described in section

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424(a) of the Code, it shall be made so as to conform to the requirements of that section and the regulations thereunder. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the option. Any fractional shares or other securities which may be payable upon exercise of the option shall be payable in cash in an amount equal to such fraction multiplied by the then Fair Market Value of such fractional shares at the date of exercise.

     If any transaction (other than a change specified in the preceding paragraph) described in section 424(a) of the Code affects the Company's Common Stock subject to any unexercised option theretofore granted under the Plan (hereinafter for purposes of this Paragraph 13.1 referred to as the "old option"), the Board or any surviving or acquiring corporation may take such action as it deems appropriate, and in conformity with the requirements of that section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option. If any such change or transaction shall occur, the number and kind of shares for which awards may thereafter be granted under the Plan shall also be adjusted to give effect thereto.

     13.2 Mergers, etc. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding awards shall thereupon terminate, provided that at least 20 days prior to the effective date of any such merger, consolidation or sale of assets, all outstanding awards shall become automatically exercisable, and all restrictions on any Restricted Stock Award shall be cancelled, immediately prior to consummation of such merger, consolidation or sale of assets unless the Committee shall have arranged, subject to consummation of the merger, consolidation or sale of assets, to have the surviving or acquiring corporation or an affiliate of that corporation grant to participants replacement awards, which awards in the case of incentive options shall satisfy, in the determination of the Committee, the requirements of section 424(a) of the Code.

     The Committee may grant awards under the Plan in substitution for awards held by directors, employees, consultants, or advisers of another corporation who concurrently become directors, employees, consultants, or advisers of the Company or a subsidiary of the Company as the result of a merger or consolidation of that corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company or a subsidiary of the Company of property or stock of that corporation. The Company may direct that substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

     14. Amendments. The Committee may at any time or times amend the Plan or any outstanding award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will adversely affect the rights of any participant under any outstanding award without such participant's consent.

     15. Effective Date of Plan. The Plan shall become effective upon the date of approval of the Plan by the Company's stockholder(s), but awards may be made prior to such date subject to stockholder approval.

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